United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2008
(Date of Report)

Madero, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143845	20-8658254
(State of incorporation)	(Commission File Number)	(IRS Employer Number)

591 Broadway 5th Floor New York, New York	10012
(Address of principal executive offices)	Zip Code

212-857-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EX-10.1 Stock Purchase Agreement

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 5.01 Changes in Control of Registrant.

On August 29, 2008, Madero, Inc. (the “Registrant”) entered into a stock purchase agreement (the “Stock Purchase Agreement”, a copy of which is annexed to this Report as an Exhibit) with Mike Lizarraga (our sole director, and our former President, Chief Executive Officer, and Chief Financial Officer), and Media Power, Inc. (“MPI”). Pursuant to the terms and conditions of the Stock Purchase Agreement, MPI acquired 4,000,000 shares of the Registrant’s common stock, or approximately 48.07% of our issued and outstanding shares of common stock from Mr. Lizarraga.  The transaction contemplated by the Stock Purchase Agreement closed on August 29, 2008. MPI, utilizing its working capital paid, in consideration for the shares, $264,000.

There were no material relationships between us or our affiliates and any of the parties to the Stock Purchase Agreement, other than in respect of the Stock Purchase Agreement.

Immediately prior to the closing of the Transaction, Mike Lizarraga served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) Richard Jenkins (CEO of MPI), was appointed as a member to the Board of Directors, (2) Mike Lizarraga tendered a resignation from the Board of Directors, effective as of ten days after the delivery to our shareholders of an Information Statement pursuant to Rule 14f, and (3) Richard Jenkins was named President, Chief Executive Officer, Chief Financial Officer and Secretary of the Registrant.

MPI provides Augmented Reality Link (“ARL”) technology to the handheld mobile device marketplace. MPI acts as the gatekeeper of ARL technology that recognizes advertising brands and delivers a company’s content instantly on the browser of a mobile phone. Currently there are no agreements in place to merge MPI with and into the Registrant. At such time as MPI may enter into an agreement we will provide disclosure of the terms of any such transaction. There is no guarantee that we will enter into any such agreement.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the change in control effected by the Stock Purchase Agreement. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Stock Purchase Agreement.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, a portion of the disclosures required thereunder has been previously reported, and is incorporated by reference into this Current Report on Form 8-K and disclosure under this Item is contained in the following: Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Items 11, 12 and 13 of Part III of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007; and Form SB-2/Amendment No. 1 filed with the SEC on July 18, 2008.

Risk Factors

Ability to Identify and Consummate Transaction with Suitable Acquisition Target

While it is our primary purpose at this time to merger the operations of MPI, there can be no assurances that such a transaction will be completed. This may result in Registrant being dormant for a sustained period and result in a material reduction in the net assets of the Registrant  as costs are incurred in an effort to pursue an acquisition. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide shareholders with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail.

Significant Stockholder

Our largest stockholder, MPI, owns approximately 48.07% of our outstanding shares. As a result, MPI is able to exercise influence over the Registrant and determine any proposal that is put to a vote of the shareholders which will affect major transactions we contemplate. This has the potential to delay, prevent, change or initiate a change in control, acquisition, merger or other transaction, such as acquiring an attractive operating business seeking to become publicly traded through a reverse merger.

Security Ownership of Certain Beneficial Owners and Management

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of August 29, 2008. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of August 29, 2008 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

The following table sets forth certain information, as of August 29, 2008, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(2)

Media Power, Inc. (3)	4,000,000	48.07%
Mike Lizarraga (4)	0	0
Richard Jenkins (3)	0	0

All directors and executive officers as a group (2 persons)	0	0%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Based on 8,320,000 shares of Common Stock outstanding.
(3)
Shares are held in the name of Media Power, Inc. Mr. Jenkins is the Chief Executive Officer of Media Power, Inc. and serves as President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Registrant.

(4)	Mr. Lizarraga is the sole current board member, and former president, chief executive officer, and chief financial officer, of the Registrant.

Change in Control Arrangements

With the completion of the Transaction, there are currently no arrangements known to the Registrant that would result in a change in control of the Registrant, although new management intends on merging the operations of MPI with and into the Registrant at a later date.

Directors, Executive Officers, Promoters and Control Persons

Richard Jenkins, President, Chief Executive Officer, Chief Financial Officer and Secretary

Information about Mr. Jenkins is set forth below in Item 5.02 of this Current Report on Form 8-K.

Mike Lizarraga, Director

Work History

"El Lenador" Los Mochis, Sinaloa 1999-2006
Restaurant Manager
Managed staff and daily functions of restaurant

"El Rinconcito" Los Mochis, Sinaloa 1995-1999
Waiter and Host
Served customers food and drinks

Education

Preparatory School, Guamuchil Sinaloa, Mexico, Graduated 1995.
Secondary School, Guamuchil Sinaloa, Mexico, Graduated 1992.
Elementary School, Guamuchil Sinaloa, Mexico, Graduated 1989.

Mr. Lizarraga does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Lizarraga and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Lizarraga (or any member of his immediate family) had or is to have a direct or indirect material interest.

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the fiscal year ended December 31, 2007, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the fiscal year ended December 31, 2007, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

		Annual Compensation				Long Term Compensation
					Other	Restricted		LTIP
					Annual	Stock	Options/	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Mike Lizarraga	Former President	2008	$4,000	0	0	0	0	0	0
	CEO, CFO	2007	$3,000	0	0	0	0	0
		2006	$0	0	0	0	0	0

Richard Jenkins		2008	$0	0	0	0	0	0	0

To date, no compensation has been awarded to, earned by or paid to Mr. Jenkins, in his capacity as President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Registrant.

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

Following the acquisition of the common stock by MPI, as described above, Registrant no longer has any transactions with related persons. Information with respect to prior related party transactions has been previously reported on Form 10-KSB for the fiscal year ended December 30, 2007 filed by Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

Resignation of Mike Lizarraga

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Mike Lizarraga has tendered his resignation as the sole director of the Registrant effective ten (10) calendar days after the date the Registrant files with the SEC and transmits to holders of record of the Registrant’s securities the information required by Rule 14f-1 of the Securities Exchange Act of 1934 (“Rule 14f-1), or on such earlier or later date as the SEC shall authorize pursuant to Rule 14f-1.

Appointment of Richard Jenkins

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Richard Jenkins was appointed as the Chairman of the Board of Directors and sole director, effective ten (10) calendar days after the date the Registrant files with the SEC and transmits to holders of record of the Registrant’s securities the information required by Rule 14f-1, or on such earlier or later date as the SEC shall authorize pursuant to Rule 14f-1.

Richard Jenkins, age 46, who will serve as the Registrant’s President, Chief Executive Officer, Chief Financial Officer, and Secretary, was born in Chicago, Illinois.  Mr. Jenkins is an experienced developer of software and networks. Mr. Jenkins has served as Media Power Inc.’s (“Media Power”) President and Chief Executive Officer since May 2008.  From 2006 to 2008, he served as Media Power’s Chief Operating Officer.  Prior to joining Media Power, Mr. Jenkins led the development efforts for a wide variety of web and network development projects.  From 2003 to 2006, Mr. Jenkins was the Chief Executive Officer of Cybertown.Net.  Mr. Jenkins majored in Political Science and Business at Northwestern University in Evanston Illinois.

Mr. Jenkins is not a director with any other reporting company(s) in the United States. There are no family relationships between Mr. Jenkins and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Jenkins (or any member of her immediate family) had or is to have a direct or indirect material interest.

Mr. Jenkins has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Mr. Jenkins has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Mr. Jenkins has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Executive Officers

Resignation of Mike Lizarraga as President, Chief Executive Officer, and Chief Financial Officer

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Mike Lizarraga has tendered his resignation as the President, Chief Executive Officer, and Chief Financial Officer of the Registrant effective on the closing date of the transactions under the Stock Purchase Agreement

Appointment of Richard Jenkins as President, Chief Executive Officer, Chief Financial Officer and Secretary

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the transactions under the Stock Purchase Agreement, Richard Jenkins was appointed as the Registrant’s President, Chief Executive Officer, Chief Financial Officer, and Secretary. There are no employment agreements between the Registrant and Richard Jenkins. Information about Mr. Jenkins is set forth above under “Appointment of Richard Jenkins.”

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Stock Purchase Agreement dated as of August 22, 2008, by and between Madero, Inc., Mike Lizarraga, and Media Power, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2008	MADERO, INC.

	By:	/s/ Richard Jenkins
Richard Jenkins President